UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2019

RW Holdings NNN REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55776	47-4156046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3090 Bristol Street, Suite 550, Costa Mesa, California
92626
(Address of principal executive offices)
(Zip Code)

(855) 742-4862
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).
Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01          Entry into a Material Definitive Agreement.

The information reported in Item 2.01 of this Current Report on Form 8-K regarding the Second Amended and Restated Agreement of Limited Partnership of RW Holdings NNN Operating Partnership, LP (“NNN REIT OP”), dated December 31, 2019, by and among RW Holdings NNN REIT, Inc. (the “Registrant”) and Rich Uncles NNN LP, LLC is incorporated herein by reference.

Item 1.02          Termination of a Material Definitive Agreement.

As a result of the Self-Management Transaction (as defined below), effective December 31, 2019, the Registrant, its external advisor Rich Uncles NNN REIT Operator, LLC (the “Advisor”), and BrixInvest, LLC (“BrixInvest”), which wholly-owns the Advisor, mutually agreed to terminate the Second Amended and Restated Advisory Agreement dated August 11, 2017, as amended.

Item 2.01          Completion of Acquisition of Disposition of Assets.

Merger

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 20, 2019 by the Registrant, on September 19, 2019, the Registrant, NNN REIT OP, Rich Uncles Real Estate Investment Trust I (“REIT I”) and Katana Merger Sub, LP, a wholly-owned subsidiary of the Registrant (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).

As discussed in the Registrant’s Current Report on Form 8-K filed with the SEC on December 23, 2019, the stockholders of the Registrant approved the Merger (as defined below) contemplated by the Merger Agreement at the Registrant’s Annual Meeting of Stockholders held on December 17, 2019 (the “Annual Meeting”).

As discussed in REIT I’s Current Report on Form 8-K filed with the SEC on December 23, 2019, the shareholders of REIT I approved the Merger contemplated by the Merger Agreement at REIT I’s Special Meeting of Shareholders held on December 17, 2019.

On December 31, 2019, REIT I merged with and into Merger Sub, with Merger Sub surviving as a direct, wholly-owned subsidiary of the Registrant (the “Merger”). At such time, the separate existence of REIT I ceased.

At the effective time of the Merger, each REIT I common share (the “REIT I Common Shares”) issued and outstanding immediately prior to the effective time of the Merger (other than REIT I Common Shares owned by the Registrant or any wholly-owned subsidiary of the Registrant) was automatically canceled and retired, and converted into the right to receive one share of Class C common stock of the Registrant (the “Class C Common Stock”), with any fractional REIT I Common Shares converted into a corresponding number of fractional shares of Class C Common Stock. Shareholders of REIT I who were enrolled in REIT I’s distribution reinvestment plan are automatically enrolled in the Registrant’s distribution reinvestment plan, unless such shareholder withdraws their participation in the Registrant’s distribution reinvestment plan.

The combined company following the Merger (the “Combined Company”) retains the name “RW Holdings NNN REIT, Inc.” The Merger is intended to qualify as a “reorganization” under, and within the meaning of, Section 368(a) of the Internal Revenue Code of 1986, as amended.

The board of directors of the Registrant immediately prior to the effective time of the Merger will continue to serve as the board of directors of the Combined Company until the next annual meeting of the stockholders of the Combined Company (and until their successors are duly elected and qualify).

As of November 30, 2019, the Combined Company has a total capitalization of approximately $475 million (calculated based on the current estimated net asset value per share of the Registrant of $10.16 and total estimated outstanding indebtedness of $199 million). In addition, the real estate portfolio of the Combined Company consists of (i) 45 properties (comprising 19 retail properties, 14 office properties and 12 industrial properties) leased to 38 companies and located in 14 states and having approximately 2.5 million square feet of aggregate leasing space, (ii) one parcel of land, which currently serves as an easement to one of the Registrant’s office properties; and (iii) an approximate 72.7% tenant-in-common interest in a Santa Clara office property. On a pro forma basis, the Combined Company’s portfolio is 96% occupied, with a weighted average remaining lease term of 6.2 years as of November 30, 2019. Approximately 63% of the aggregate rental income of the Combined Company, calculated on a pro forma basis as of November 30, 2019, will come from properties leased to or guaranteed by an investment grade company or by a company that is a subsidiary of a non-guarantor parent company that is investment grade (or what management believes are generally equivalent ratings). In addition, on a pro forma basis as of November 30, 2019, no tenant represents more than 8% of the aggregate rental income of the Combined Company, with the top five tenants comprising a collective 31% of the aggregate rental income of the Combined Company.

The foregoing description of the Merger and the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on September 20, 2019 and is incorporated herein by reference.

Self-Management Transaction

As previously reported in a Current Report on Form 8-K filed with the SEC on September 20, 2019 by the Registrant, on September 19, 2019, the Registrant, NNN REIT OP, BrixInvest and Daisho OP Holdings, LLC, a wholly-owned subsidiary of BrixInvest (“Daisho”), entered into a Contribution Agreement (the “Contribution Agreement”) whereby the Registrant would acquire substantially all of the assets of BrixInvest. The Contribution Agreement provides for a series of transactions, agreements, and amendments to the Registrant’s agreements and arrangements whereby the Registrant acquires substantially all of the assets of BrixInvest in exchange for 657,949.5 units of Class M limited partnership interest (the “Class M OP Units”) in NNN REIT OP (the “Self-Management Transaction”). On December 31, 2019, the Self-Management Transaction was completed.

Prior to the closing of the Self-Management Transaction, (i) substantially all of BrixInvest’s assets and liabilities were contributed to Daisho’s wholly-owned subsidiary, modiv, LLC (“modiv”), and (ii) BrixInvest spun off Daisho to the BrixInvest members (the “Spin Off”). Pursuant to the Self-Management Transaction, Daisho contributed to NNN REIT OP all of the membership interests in modiv in exchange for the Class M OP Units. As a result of these transactions and the Self-Management Transaction, BrixInvest, through its subsidiary, Daisho, transferred all of its operating assets, including but not limited to (a) all personal property used in or necessary for the conduct of BrixInvest’s business, (b) all intellectual property, goodwill, licenses and sublicenses granted and obtained with respect thereto and certain domain names, (c) all continuing employees, and (d) certain other assets and liabilities, to modiv, and distributed 100% of the ownership interests in Daisho to the members of BrixInvest in the Spin Off. BrixInvest had been engaged in the business of serving as the sponsor platform supporting the operations of the Registrant, REIT I and, prior to October 28, 2019, BRIX REIT, Inc., including serving, directly or indirectly, as the advisor and property manager to the Registrant, REIT I and, prior to October 28, 2019, BRIX REIT, Inc. The Registrant is the sole general partner of NNN REIT OP. Therefore, as a result of the completion of the Merger and the Self-Management Transaction, the Combined Company has become self-managed.

On December 31, 2019, the Registrant, NNN REIT OP, Rich Uncles NNN LP, LLC and the other Limited Partners entered into the Second Amended and Restated Agreement of Limited Partnership of RW Holdings NNN Operating Partnership, LP (the “Amended OP Agreement”), which, among other things, amends the name of NNN REIT OP from “Rich Uncles NNN REIT Operating Partnership, LP” to “RW Holdings NNN REIT Operating Partnership, LP.” In addition, the Amended OP Agreement amends the Amended and Restated Agreement of Limited Partnership of NNN REIT OP dated August 11, 2017 to provide the terms of the Class M OP Units issued in the Self-Management Transaction and the terms of the units of Class P limited partnership interest (the “Class P OP Units”) issued to Aaron S. Halfacre, the Registrant’s Chief Executive Officer and President, and Raymond J. Pacini, the Registrant’s Executive Vice President and Chief Financial Officer, in connection with the Self-Management Transaction, as described in Item 5.02 of this Current Report on Form 8-K. The Class M OP Units are non-voting, non-dividend accruing, and are not able to be transferred or exchanged prior to the one-year anniversary of completing the Self-Management Transaction. Following the one-year anniversary of completing the Self-Management Transaction, the Class M OP Units are convertible into units of Class C limited partnership interest in NNN REIT OP (“Class C OP Units”) at a conversion ratio of 5 Class C OP Units for each 1 Class M OP Unit, subject to a reduction in the conversion ratio (which reduction may vary depending upon the amount of time held) if the exchange occurs prior to the four-year anniversary of completing the Self-Management Transaction. Under the Amended OP Agreement, the Class C OP Units will continue to be exchangeable for cash or the Registrant’s shares of Class C Common Stock on a 1 for 1 basis, as determined by the Registrant.

The Class M OP Units are eligible for an increase in the conversion ratio if the Registrant achieves each of the targets for assets under management (“AUM”) and adjusted funds from operations (“AFFO”) in the years set forth below:

	Hurdles
	AUM ($ in billions)	AFFO Per Share ($)	Class M Conversion Ratio
Initial Conversion Ratio			1:5.00
Fiscal Year 2021	$0.860	$0.59	1:5.75
Fiscal Year 2022	$1.175	$0.65	1:7.50
Fiscal Year 2023	$1.551	$0.70	1:9.00

The foregoing description of the Self-Management Transaction and the Contribution Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Contribution Agreement, which was filed as Exhibit 2.2 to the Registrant’s Current Report on Form 8-K filed with the SEC on September 20, 2019 and is incorporated herein by reference. The foregoing description of the Amended OP Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended OP Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 3.03          Material Modification to Rights of Security Holders.

The Registrant, NNN REIT OP, and Daisho have entered into a Registration Rights Agreement dated December 31, 2019 (the “Registration Rights Agreement”), pursuant to which Daisho (or any successor holder) has the right, after one year from the date of the Self-Management Transaction, to request the Registrant to register for resale under the Securities Act of 1933, as amended (the “Securities Act”), shares of its Class C Common Stock issued or issuable to such holder in exchange for the Class C OP Units as described in Item 2.01 above.

The foregoing description of the Registration Rights Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached as Exhibit 4.1 to this Current Report on Form 8-K.

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Halfacre and Mr.  Pacini are now employed directly by the Registrant following the closing of the Self-Management Transaction and are now compensated directly by the Registrant. Mr. Halfacre will receive an annual base salary of $275,000 and Mr. Pacini will receive an annual base salary of $275,000.  In addition, on December 31, 2019, the Registrant entered into restricted units award agreements (each, an “Award Agreement”) with each of Messrs. Halfacre and Pacini regarding the grant of a number of Class P OP Units, as contemplated by the Contribution Agreement, along with additional Class P OP Units issued in consideration for their respective 2019 bonuses and 2020 equity incentive compensation.  Mr. Halfacre was granted a total of 40,000 Class P OP Units and Mr. Pacini was granted a total of 16,029 Class P OP Units. The Class P OP Units are intended to be treated as “profits interests” in NNN REIT OP, which are non-voting, non-dividend accruing, and are not able to be transferred or exchanged prior to (1) March 31, 2024, or (2) a change of control (as defined in the Amended OP Agreement), or (3) the date of the employee’s involuntary termination  (as defined in the relevant Award Agreement) (collectively, the “Lockup Period”).  Following the expiration of the Lockup Period, the Class P OP Units are convertible into Class C OP Units at a conversion ratio of 5 Class C OP Units for each 1 Class P OP Unit; provided, however, that the foregoing conversion ratio shall be subject to adjustment on generally the same terms and conditions as the Class M OP Units, as set forth above.

The foregoing description of the Class P OP Units is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended OP Agreement and Messrs. Halfacre’s and Pacini’s Award Agreements, which are attached as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K.

Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Registrant’s Annual Meeting, the Registrant’s stockholders approved the adoption of the Articles of Amendment and Restatement and the Amended and Restated Bylaws, as such documents are described in the Joint Proxy Statement and Prospectus filed by the Registrant and REIT I on October 22, 2019. As a result of such approval by the Registrant’s stockholders, on December 30, 2019, the Registrant filed with the State Department of Assessments and Taxation of Maryland (the “Department”) the Articles of Amendment and Restatement. The Articles of Amendment and Restatement were effective upon acceptance for record by the Department. In addition, the Amended and Restated Bylaws were adopted as the bylaws of the Registrant, effective upon the filing of the Articles of Amendment and Restatement with the Department.

Item 9.01          Financial Statements and Exhibits.

(a)       Financial Statements of Businesses Acquired.

   Consolidated Financial Statements of Rich Uncles Real Estate Investment Trust I as of and for the years ended December 31, 2018 and 2017 (incorporated by reference to Appendix B of the Registrant’s Supplement No. 1 included in Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form S-11/A (File No. 333-231724) filed with the SEC on December 19, 2019).

   Unaudited Consolidated Financial Statements of Rich Uncles Real Estate Investment Trust I as of and for the periods ended September 30, 2019 and 2018 (incorporated by reference to Appendix B of the Registrant’s Supplement No. 1 included in Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form S-11/A (File No. 333-231724) filed with the SEC on December 19, 2019).

              (b)      Pro Forma Financial Information.

   Pro Forma Financial Information of the Registrant (incorporated by reference to Appendix A of the Registrant’s Supplement No. 1 included in Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form S-11/A (File No 333-231724) filed with the SEC on December 19, 2019).

    (d)      Exhibits.

2.1
Agreement and Plan of Merger dated as of September 19, 2019, by and among RW Holdings NNN REIT, Inc., Rich Uncles NNN REIT Operating Partnership, LP, Rich Uncles Real Estate Investment Trust I and Katana Merger Sub, LP (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K (File No. 000-55776) filed with the SEC on September 20, 2019)

2.2
Contribution Agreement dated as of September 19, 2019 by and among Rich Uncles NNN Operating Partnership, LP, RW Holdings NNN REIT, Inc., BrixInvest, LLC and Daisho OP Holdings, LLC (incorporated by reference to Exhibit 2.2 to the Registrant’s Current Report on Form 8-K (File No. 000-55776) filed with the SEC on September 20, 2019)

3.1	Articles of Amendment and Restatement of RW Holdings NNN REIT, Inc.

3.2	Amended and Restated Bylaws of RW Holdings NNN REIT, Inc.

4.1	Registration Rights Agreement by and among RW Holdings NNN REIT, Inc., Rich Uncles NNN REIT Operating Partnership, LP, and Daisho OP Holdings, LLC, dated December 31, 2019

10.1	Second Amended and Restated Agreement of Limited Partnership of RW Holdings NNN Operating Partnership, LP, dated December 31, 2019

10.2	Restricted Units Award Agreement dated as of December 31, 2019 between RW Holdings NNN Operating Partnership, LP, and Aaron S. Halfacre

10.3	Restricted Units Award Agreement dated as of December 31, 2019 between RW Holdings NNN Operating Partnership, LP, and The Raymond J. Pacini Trust u/a/d 5/3/01, Raymond J. Pacini, Trustee

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RW HOLDINGS NNN REIT, INC.
(Registrant)

Dated: December 31, 2019	By:	/s/ Raymond J. Pacini
	Name:	Raymond J. Pacini
	Title:	Chief Financial Officer